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                                                                    Exhibit 3.33
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                                              State of North Carolina
                                       Department of the Secretary of State

                                             ARTICLES OF INCORPORATION

Pursuant to ss. 55-2-02 of the General Statutes of North Carolina, the undersigned does hereby submit these
Articles of Incorporation for the purpose of forming a business corporation.

1. The name of the corporation is:____________________________________________________________________________

2. The number of shares the corporation is authorized to issue is:____________________________________________

         These shares shall be: (check either a or b)

         a. __   all of one class, designated as common stock; or

         b. __   divided into classes or series within a class as provided in the attached schedule, with the information required by N.C.G.S. Section 55-6-01.

3. The street address and county of the initial registered office of the corporation is:

         Number and Street 225 Hillsborough Street,
                           -----------------------------------------------------------------------------------

         City, State, Zip Code Raleigh, North Carolina 27603                                     County  Wake
                               -----------------------------------------------------------------        ------

4. The mailing address, if different from the street address, of the initial registered office is:

______________________________________________________________________________________________________________

5. The name of the initial registered agent is: CT Corporation System
                                                --------------------------------------------------------------

6. Principal office information: (must select either a or b)

         a. [ ]  The corporation has a principal office.

         The street address and county of the principal office of the corporation is:

         Number and Street ___________________________________________________________________________________

         City, State, Zip Code__________________________________________________County________________________

         The mailing address, if different from the street address, of the principal office of the corporation is:_________________________________________________________

         b. [ ]  The corporation does not have a principal office.

7. Any other provisions, which the corporation elects to include, are attached.

8. The name and address of each incorporator is as follows:


CORPORATIONS BUREAU                                P.O. BOX 29622                            RALEIGH, NC 27626-0622
(Revised January, 2002)                                                                                 (Form B-01)
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9. These articles will be effective upon filing, unless a date and/or time is specified:______________________





This the ___ day of __________ 20__

                                                     ______________________________________

                                                     ______________________________________
                                                                     Signature

                                                     ______________________________________
                                                                 Type or Print Name





























NOTES:
1. Filing fee is $125. This document must be filed with the Secretary of State.

CORPORATIONS BUREAU                                P.O. BOX 29622                            RALEIGH, NC 27626-0622
(Revised January, 2002)                                                                                 (Form B-01)
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